SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                                     CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


Date of Report (date of earliest event reported):         December 28, 1998

                          STRUCTURED ASSET SECURITIES CORPORATION
              (as Depositor under the Trust Agreement,  dated as of November 1,
             1998,  providing for the issuance of Structured  Asset  Securities
             Corporation  Mortgage  Pass-Through Certificates, Series 1998-10)

                    Structured Asset Securities Corporation
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



          Delaware                     333-47499               74-2440850
- ---------------------------          ------------         -------------------
State or Other Jurisdiction           (Commission          (I.R.S. Employer
     Of Incorporation)               File Number)         Identification No.)



      200 Vesey Street
     New York, New York                                          10285
    ---------------------                                      ----------
    (Address of Principal                                      (Zip Code)
     Executive Offices)


      Registrant's telephone number, including area code: (212) 526-5594

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Item 5.  Other Events
              ------------

     A. The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-47499) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $241,452,178 in aggregate principal amount of Class A, Class AP, Class AX, Class B-1, Class B-2, Class B-3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-10 on November 20, 1998.

     The  Certificates  were issued  pursuant to a Trust Agreement (the "Trust
Agreement"), dated as of November 1, 1998, between   Structured   Asset
Securities   Corporation,   as  depositor  (the
"Depositor") and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A, Class AP, Class AX, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class
R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of fixed rate, fully amortizing, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $243,400,122 as of November 1, 1998, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

                A.      Monthly Report Information:
                        See Exhibit No. 1

                B.      Reserved

                C.      Have any deficiencies occurred?   NO.
                               Date:
                               Amount:

                D.      Reserved

                E.      Reserved

                F.      Item 1: Legal Proceedings:             NONE

                G.      Item 2: Changes in Securities:         NONE

                H Item 4: Submission of Matters to a Vote of Certificatholders: NONE

                I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

         Exhibit No.

                1.      Monthly Distribution Report dated December 28, 1998.




STRUCTURED ASSET SECURITIES CORP.
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1998-10
                     REPORTS TO CERTIFICATEHOLDERS

Distribution Date:                         12/28/98

      Original       Beginning                     Class Accrued  Realized Loss
      Certificate    Certificate    Principal      Interest       of Principal
Class Face Value (1) Balance        Distribution   Distributed    Allocated
A      232,448,000.00 232,448,000.00     760,711.87   1,288,149.33          0.00
AP       1,213,078.69   1,213,078.69        -911.20           0.00          0.00
AX      13,818,005.12  13,818,005.12           0.00      76,574.78          0.00
B1       4,382,000.00   4,382,000.00       3,579.72      24,283.58          0.00
B2       2,435,000.00   2,435,000.00       1,989.19      13,493.96          0.00
B3         974,000.00     974,000.00         795.67       5,397.58          0.00
B4         852,000.00     852,000.00         696.01       4,721.50          0.00
B5         487,000.00     487,000.00         397.84       2,698.79          0.00
B6         608,943.30     608,943.30         497.45       3,374.56          0.00
R              100.00         100.00           0.00           0.55          0.00
Total  243,400,121.99 243,400,121.99     767,756.55   1,418,694.63          0.00

                     Current        Outstanding    Ending
      Net Prepayment Interest       Interest       Certificate
Class Interest Short Shortfall (2)  Shortfall      Balance
A                0.00           0.00           0.00 231,687,288.13
AP               0.00           0.00           0.00   1,213,989.89
AX               0.00           0.00           0.00  13,735,869.72
B1               0.00           0.00           0.00   4,378,420.28
B2               0.00           0.00           0.00   2,433,010.81
B3               0.00           0.00           0.00     973,204.33
B4               0.00           0.00           0.00     851,303.99
B5               0.00           0.00           0.00     486,602.16
B6               0.00           0.00           0.00     608,445.85
R                0.00           0.00           0.00         100.00
Total            0.00           0.00           0.00 242,632,365.44
(1) Class AX is an Interest-only Class, the Balance reflected for this Certificate is Notional Balance.
(2) Negative reflects repayment of Interest Shortfalls in prior periods

AMOUNTS PER $1,000 UNIT
                                                                  Realized Loss
                     Beginning      Principal      Interest       of Principal
Class Cusip          Balance        Distribution   Distribution   Allocated
A     863572WJ8        1000.00000000     3.27261095     5.54166665    0.00000000
AP    863572WK5        1000.00000000    -0.75114665     0.00000000    0.00000000
AX    863572WL3        1000.00000000     0.00000000     5.54166678    0.00000000
B1    863572WM1        1000.00000000     0.81691465     5.54166591    0.00000000
B2    863572WN9        1000.00000000     0.81691581     5.54166735    0.00000000
B3    863572WP4        1000.00000000     0.81690965     5.54166324    0.00000000
B4    863572WR0        1000.00000000     0.81691315     5.54166667    0.00000000
B5    863572WS8        1000.00000000     0.81691992     5.54166324    0.00000000
B6    863572WT6        1000.00000000     0.81690693     5.54166537    0.00000000
R     863572WQ2        1000.00000000     0.00000000     5.50000000    0.00000000

                     Current Period
      Remaining      Pass-Through
Class Balance        Rate
A        996.72738905         6.650%
AP      1000.75114665NA
AX       994.05591478         6.650%
B1       999.18308535         6.650%
B2       999.18308419         6.650%
B3       999.18309035         6.650%
B4       999.18308685         6.650%
B5       999.18308008         6.650%
B6       999.18309307         6.650%
R       1000.00000000         6.650%
Please contact the Bondholder Relations Department of U.S. Bank National Association at
(800) 934-6802 with any questions regarding this statement or your distribution.

U.S. BANK NATIONAL ASSOCIATION

Reports to Certificateholders
Trust Agreement Dated November 1, 1998
(Pursuant to Section 4.03)

i) Beginning Aggregate Scheduled Principal Balance  243,400,121.99
     Scheduled Principal                                198,996.45
     Curtailment and Paid in Full                       -60,569.18
     Paid in Full                                       629,329.28
     Liquidation Proceeds                                      .00
     Insurance Proceeds                                        .00
     Realized Loss                                             .00
     Ending Aggregate Scheduled Principal Balance   242,632,365.44

ii) Aggregate Advances
         Principal Advances                               8,552.31
         Interest Advances                               71,374.09

iii) Realized Losses
                     Current        Since Cutoff
      Realized Losses              0            .00
      Special Hazard               0            .00
      Fraud Losses                 0            .00
      Bankruptcy Loss              0            .00

      Special Hazard Loss Amount                      2,434,001.22
      Fraud Loss Amount                               4,868,002.44
      Bankruptcy Loss Amount                            100,000.00

iv) Servicing Fee                                        42,092.21

v) Mortgage Loans Outstanding and Delinquency Information
                                    Count          Balance
      Outstanding Loans                        755  242,632,365.44
      31-60 Days Delinquent                      0             .00
      61-90 Days Delinquent                      2      556,546.06
      91 Days or More Delinquent                 0             .00

vi) Delinquency Information for Mortgage Loans in Foreclosure Proceedings
                                    Count          Balance
      31-60 Days Delinquent                       0            .00
      61-90 Days Delinquent                       0            .00
      91 Days or More Delinquent                  0            .00

vii) Mortgage Loans becoming REO Property during the preceding calendar month
      Loan Number    Principal BalanDeemed Principal Balance






viii) Deleted and Qualifying Sustitute Mortgage Loans
      Deleted        Deleted        Substitute     Substitute
      Loan Number    Principal BalanLoan Number    Principal Balance



ix)  Accrued and Unpaid Principal                              .00
       Accrued and Unpaid Interest                             .00

x) Purchased Mortgage Loans
      Loan Number    Principal Balance




xi)  Net Prepayment Interest Shortfall                         .00

                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                        STRUCTURED ASSET SECURITIES
                                        CORPORTATION
                                        By:  /s/ Tammy Schultz-Fugh
                                            --------------------------
                                             Name: Tammy Schultz-Fugh
                                             Title: Vice President
Dated:  December 31, 1998